BUILDERS FIXED INCOME FUND

Supplement dated August 7, 2008 to
Prospectus dated May 1, 2008

Effective August 7, 2008, Builders Fixed Income Fund (the “Fund”) will no longer accept purchases of new shares.  The Board of Directors of the Fund has been advised that the Fund’s shareholders believe that their interests would be better served by redeeming their interests in the Fund and re-investing their proportionate share of the Fund’s securities in an unregistered investment fund with reduced expenses and more flexible investment limitations.  It is anticipated that shareholders’ redemption requests will be submitted on or before September 28, 2008.  As a result, the Board of Directors intends to adopt and implement a formal Plan of Liquidation effective after the close of business on September 29, 2008, or sooner if the Fund has no remaining investors.  Any shareholder remaining in the Fund as of the close of business on September 29, 2008 will have their shares redeemed and the redemption proceeds will be sent to the address of record.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.  Expenses incurred as a result of implementing the Plan of Liquidation are considered extraordinary and therefore will be borne fully by the Fund.

Please keep in mind that the Fund reserves the right to meet redemption requests in excess of 1% of the net assets of the Fund by distributing the securities of the Fund “in-kind” to shareholders.  Additionally, in order to facilitate the liquidation of the Fund, it may be necessary for the Fund to hold a larger position in cash and cash equivalent securities than has been historically the case.  Because of this, the Fund may not achieve its investment objective.

Any redemption of shares by a shareholder will be treated as a sale of the shares in return for a distribution of the Fund’s securities distributed “in-kind.”  The tax basis of distributed securities in the hands of the shareholder will equal the fair market value of the securities on the date of distribution.  It is not anticipated that any distributions of securities in-kind pursuant to any redemption request will result in the recognition of gain or loss by the Fund or in generating net investment income or net realized capital gain to the Fund.

Please contact the Fund at (877) 923-5626 if you have questions or need assistance.

Please retain this Supplement with the Prospectus.
This supplement, filed August 8, 2008, supersedes the supplement filed August 7, 2008.